UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 11-K
                                 ANNUAL REPORT
                       PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXHANGE ACT OF 1934

                  For the Fiscal Year Ended December 31, 1996



                     POLICY MANAGEMENT SYSTEMS CORPORATION
                        401 (k) RETIREMENT SAVINGS PLAN

               Issuer of securities held pursuant to the Plan is

                     POLICY MANAGEMENT SYSTEMS CORPORATION
               One PMSC Center, Blythewood, South Carolina 29016

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Policy Management Systems Corporation 401(k) Retirement Savings Plan Committee has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.



POLICY  MANAGEMENT  SYSTEMS  CORPORATION
401(k)  Retirement  Savings  Plan




Date:  June  25,  1997          By:          Timothy  V.  Williams
                                             Executive  Vice  President
                                             and  Chief  Financial  Officer

                       Financial Statements and Exhibits


                                                                Sequentially
                                                                  Numbered
                                                                    Pages

Financial  Statements  of  the  Plan  together  with
Independent  Public  Accountants'  Report  at  and  for  the
years  ended  December  31,  1996  and  1995                         6-21

Schedule  I  -  Assets  Held  for  Investment                       23-24

Schedule  II  -  Transactions  or  Series  of  Transactions
In  Excess  of  5%  Of  The  Current  Value  Of  Plan  Assets        25

Consent  of  Independent  Public  Accountants  dated
June  25,  1997,  annexed  hereto                                    26